Filed pursuant to Rule 497(e)

Registration Nos. 333-227298; 811-23377

Residential REIT ETF

(the “Fund”)

Ticker Symbol: HAUS

Listed on CBOE BZX Exchange, Inc.

October 3, 2023

Supplement to the Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”), each dated

May 31, 2023

Effective October 6, 2023, the Portfolio Manager for the Sub-Adviser of the Fund will change from Alfred C. Otero to Phil Bak.

In both the summary prospectus and statutory prospectus, Mr. Otero’s information under the heading “SUMMARY – Portfolio Managers” is hereby deleted and replaced with the following:

Phil Bak, Portfolio Manager for the Sub-Adviser, is primarily responsible for the day-to-day management of the Fund’s portfolio and has been a portfolio manager of the Fund since October 2023.

In the statutory prospectus, the first two paragraphs under the heading “MANAGEMENT - Portfolio Managers” are deleted and replaced with the following:

The following individuals (each, a “Portfolio Manager”) serve as Portfolio Managers for the Fund. Mr. Bak is primarily responsible for the day-to-day management of the Fund and has served as Portfolio Manager of the Fund since 2023. Mr. Venuto and Mr. Ragauss oversee trading and execution for the Fund and have served as Portfolio Managers of the Fund since its inception in 2022.

Phil Bak, Portfolio Manager for the Sub-Adviser

Mr. Bak joined the Sub-Adviser in 2022 and serves as Chief Executive Officer. Mr. Bak previously served as Chief Investment Officer at Signal Advisors from 2020 through 2022, was the Founder/Chief Executive Officer of CSat Investment Advisory, L.P. from 2016 through 2020, and was a Managing Director at the New York Stock Exchange (“NYSE”) from 2010 through 2016. Mr. Bak has designed and structured numerous investment products throughout his career, including the first ever inverse-market-cap weighted ETF, the first public fund based on consumer sentiment, the first ever mixed-asset ETF, the first ever carbon-credit ETF, and patented the use of a controlled foreign corporation inside an exchange-traded product. During his time at NYSE, Mr. Bak worked on ETF listing rules, market maker incentive programs, and market structure enhancements that have become ETF industry standard. Mr. Bak is also a Board Advisor of Civex, a startup platform bringing investor advocacy to retail investors. Mr. Bak is a graduate of Yeshiva University, is a Chartered Alternative Investment Analyst, host of The Phil Bak Podcast, and an author who has been published on Yahoo Finance, TheStreet, Think Advisor, Seeking Alpha, and writes regularly on Substack.

In the SAI, the first paragraph and first table under the heading “PORTFOLIO MANAGERS” are deleted and replaced with the following:

The Fund is managed by Phil Bak, Portfolio Manager for the Sub-Adviser, Michael Venuto, Chief Investment Officer for the Adviser, and Charles A. Ragauss, CFA, Portfolio Manager for the Adviser.

Other Accounts. In addition to the Fund, the portfolio managers managed the following other accounts as of January 31, 2023 (for Mr. Bak, as of August 31, 2023) (excluding the Fund):

Phil Bak, Portfolio Manager for the Sub-Adviser

Type of Accounts	Total Number of Accounts	Total Assets of Accounts (in millions)	Total Number of Accounts Subject to a Performance- Based Fee	Total Assets of Accounts Subject to a Performance- Based Fee
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

In the SAI, the paragraph under the heading “PORTFOLIO MANAGERS – Portfolio Manager Fund Ownership” is deleted and replaced with the following:

The Fund is required to show the dollar range of each portfolio manager’s “beneficial ownership” of Shares as of the end of the most recently completed fiscal year. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. As of January 31, 2023, Mr. Venuto beneficially owned Shares of the Fund in the range of $1–$10,000 and Mr. Ragauss did not beneficially own Shares of the Fund. As of September 30, 2023, Mr. Bak did not beneficially own Shares of the Fund.

In the SAI, the first paragraph under the heading “PORTFOLIO MANAGERS – Portfolio Manager Compensation” is deleted and replaced with the following:

Portfolio Manager Compensation. Mr. Bak is compensated by the Sub-Adviser with a fixed salary and an equity interest in the Sub-Adviser. Mr. Bak’s compensation is not based on the performance of the Fund.

Please retain this Supplement with your Prospectus, Summary Prospectus and SAI for future reference.